                            COLUMBIA FUNDS TRUST II
                      COLUMBIA NEWPORT GREATER CHINA FUND
                                  (THE "FUND")

                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                                OCTOBER 7, 2005

Dear Shareholder:

I am writing to you to ask for your vote on the following important matters that affect your investment in the Fund: (1) the election of Trustees for the Fund; and (2) the approval of amendments to and the elimination of certain fundamental investment restrictions of the Fund. If approved, these amendments to and eliminations of certain fundamental investment restrictions will serve to facilitate efficient administration of and compliance monitoring for the Fund.

It is expected that if shareholders of the Fund approve the election of all nominees to its Board of Trustees, the Fund will be reorganized as a series of Columbia Funds Series Trust I, a Massachusetts business trust into which the legal entities of all of the retail Columbia Funds are expected to be consolidated. Columbia believes that this consolidation will also enhance the efficiency of administration and compliance monitoring for the Columbia Funds. In addition, in connection with this consolidation, the Trustees approved the amendment of the Agreement and Declaration of Trust of Columbia Funds Series Trust I, which became effective on August 10, 2005. A comparison of the amended Agreement and Declaration of Trust of Columbia Funds Series Trust I to the existing Agreement and Declaration of Trust for the Fund appears under the heading "Information About the Acquiring Trust" in this Proxy Statement. Please read it carefully.

Included in this booklet is information about the upcoming meeting of shareholders of the Fund (the "Special Meeting"):

     - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND, which summarizes the issues on which you are being asked to vote; and

     - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (866)348-1468 or contact your financial advisor.

Sincerely yours,

Christopher L. Wilson
President

                            COLUMBIA FUNDS TRUST II
                      COLUMBIA NEWPORT GREATER CHINA FUND

                                  (THE "FUND")

                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 16, 2005

To the Shareholders of the Fund:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of the Fund at One Financial Center, Boston, Massachusetts, on November 16, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect the Fund's nominees for Trustees. (TO BE VOTED ON SEPARATELY BY ALL SHAREHOLDERS OF COLUMBIA FUNDS TRUST II, VOTING TOGETHER WITH SHAREHOLDERS OF ALL FUNDS OF THAT TRUST.)

2. To approve amendments to and the elimination of certain fundamental investment restrictions of the Fund. (TO BE VOTED UPON SEPARATELY ON EACH PROPOSED AMENDMENT OR ELIMINATION.)

3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Trustees has fixed the close of business on September 8, 2005, as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Board of Trustees,

R. Scott Henderson
Secretary of the Funds

October 7, 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                     COLUMBIA FUNDS TRUST II (THE "TRUST")
                COLUMBIA NEWPORT GREATER CHINA FUND (THE "FUND")

                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 16, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of the shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, One Financial Center, Boston, Massachusetts, on November 16, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about October 7, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Fund consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Fund's investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") has no present intention of changing the way that the Fund is managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement:

Proposal 1: To approve the election of Trustees.

Proposal 2.A.: To approve an amendment to the Fund's fundamental investment restriction with respect to borrowing money.

Proposal 2.B.: To approve an amendment to the Fund's fundamental investment restriction with respect to issuing senior securities.

Proposal 2.C.: To approve an amendment to the Fund's fundamental investment restriction with respect to making loans.

Proposal 2.D.: To approve an amendment to the Fund's fundamental investment restriction with respect to investments in real estate.

Proposal 2.E.: To approve an amendment to the Fund's fundamental investment restriction with respect to underwriting of securities.

Proposal 2.F.: To approve an amendment to the Fund's fundamental investment restriction with respect to concentrating investments in an industry.

Proposal 2.G.: To approve the elimination of the Fund's fundamental investment restriction with respect to buying and selling futures contracts and related options.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of the Fund, officers and employees of Columbia Management and other representatives of the Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Fund and its shareholders.

Shareholders of record at the close of business on September 8, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of the Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

I. PROPOSAL 1: ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund.

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund (voting together) present at the Meeting in person or by proxy is required for the election of each such Trustee (i.e., the eleven nominees who receive the most votes will be elected). The names and ages of the Trustees of the Fund, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia Management (the "Fund Complex") overseen by each Trustee and other directorships that each Trustee holds are shown below. The Trustees serve terms of indefinite duration. The address of each Trustee is One Financial Center, Boston, MA 02111-2621.

                                                                                              NUMBER OF
                                      YEAR FIRST                                            PORTFOLIOS IN
                                      ELECTED OR                                                FUND
                                      APPOINTED                                                COMPLEX
                           POSITION       TO               PRINCIPAL OCCUPATION(S)           OVERSEEN BY
  NAME/AGE AND ADDRESS    WITH FUND   OFFICE(1)            DURING PAST FIVE YEARS             DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee        1996      Executive Vice President -- Strategy of       101
(Age 49)                                           United Airlines (airline) since
                                                   December, 2002 (formerly President of
                                                   UAL Loyalty Services (airline) from
                                                   September, 2001 to December, 2002;
                                                   Executive Vice President and Chief
                                                   Financial Officer of United Airlines
                                                   from July, 1999 to September, 2001;
                                                   Senior Vice President -- Finance from
                                                   March, 1993 to July, 1999).
Janet Langford Kelly      Trustee        1996      Partner, Zelle, Hofmann, Voelbel, Mason       101
(Age 47)                                           & Gette LLP (law firm) since March,
                                                   2005; Adjunct Professor of Law,
                                                   Northwestern University, since
                                                   September, 2004; (formerly Chief
                                                   Administration Officer and Senior Vice
                                                   President, Kmart Holding Corporation
                                                   (consumer goods), from September, 2003
                                                   to March, 2004; Executive Vice
                                                   President -- Corporate Development and
                                                   Administration, General Counsel and
                                                   Secretary, Kellogg Company (food
                                                   manufacturer), from September, 1999 to
                                                   August, 2003; Senior Vice President,
                                                   Secretary and General Counsel, Sara Lee
                                                   Corporation (branded, packaged,
                                                   consumer -- products manufacturer) from
                                                   January, 1995 to September, 1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker            Nash Finch Company (food
(Age 49)                           distributor)
Janet Langford Kelly                   None
(Age 47)

                                                                                              NUMBER OF
                                      YEAR FIRST                                            PORTFOLIOS IN
                                      ELECTED OR                                                FUND
                                      APPOINTED                                                COMPLEX
                           POSITION       TO               PRINCIPAL OCCUPATION(S)           OVERSEEN BY
  NAME/AGE AND ADDRESS    WITH FUND   OFFICE(1)            DURING PAST FIVE YEARS             DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
Richard W. Lowry(2)       Trustee        1995      Private Investor since August, 1987           103
(Age 69)                                           (formerly Chairman and Chief Executive
                                                   Officer, U.S. Plywood Corporation
                                                   (building products manufacturer)).
Charles R. Nelson (Age    Trustee        1981      Professor of Economics, University of         101
63)                                                Washington, since January, 1976; Ford
                                                   and Louisa Van Voorhis Professor of
                                                   Political Economy, University of
                                                   Washington, since September, 1993;
                                                   (formerly Director, Institute for
                                                   Economic Research, University of
                                                   Washington, from September, 2001 to
                                                   June, 2003); Adjunct Professor of
                                                   Statistics, University of Washington,
                                                   since September, 1980; Associate
                                                   Editor, Journal of Money Credit and
                                                   Banking, since September, 1993;
                                                   consultant on econometric and
                                                   statistical matters.
John J. Neuhauser(2)      Trustee        1985      Academic Vice President and Dean of           103
(Age 62)                                           Faculties since August, 1999, Boston
                                                   College (formerly Dean, Boston College
                                                   School of Management from September,
                                                   1977 to August, 1999).
Patrick J. Simpson        Trustee        2000      Partner, Perkins Coie, LLP (law firm).        101
(Age 61)
Thomas E. Stitzel         Trustee        1998      Business Consultant since 1999                101
(Age 69)                                           (formerly Professor of Finance from
                                                   1975 to 1999; College of Business,
                                                   Boise State University); Chartered
                                                   Financial Analyst.


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Richard W. Lowry(2)                    None
(Age 69)
Charles R. Nelson (Age                 None
63)
John J. Neuhauser(2)          Saucony, Inc. (athletic
(Age 62)                             footwear)
Patrick J. Simpson                     None
(Age 61)
Thomas E. Stitzel                      None
(Age 69)

                                                                                              NUMBER OF
                                      YEAR FIRST                                            PORTFOLIOS IN
                                      ELECTED OR                                                FUND
                                      APPOINTED                                                COMPLEX
                           POSITION       TO               PRINCIPAL OCCUPATION(S)           OVERSEEN BY
  NAME/AGE AND ADDRESS    WITH FUND   OFFICE(1)            DURING PAST FIVE YEARS             DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
Thomas C. Theobald(3)     Trustee        1996      Partner and Senior Advisor, Chicago           101
(Age 68)                                           Growth Partners (private equity
                                                   investing) since September, 2004;
                                                   (formerly Managing Director, William
                                                   Blair Capital Partners (private equity
                                                   investing) from September, 1994 to
                                                   September, 2004).
Anne-Lee Verville         Trustee        1998      Retired since 1997 (formerly General          101
(Age 59)                                           Manager, Global Education Industry, IBM
                                                   Corporation (computers and technology)
                                                   from 1994 to 1997).
Richard L. Woolworth      Trustee        1991      Retired since December, 2003 (formerly        101
(Age 64)                                           Chairman and Chief Executive Officer,
                                                   The Regence Group (regional health
                                                   insurer); Chairman and Chief Executive
                                                   Officer, Blue Cross Blue Shield of
                                                   Oregon; Certified Public Accountant,
                                                   Arthur Young & Company).
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Trustee        1994      Partner, Park Avenue Equity Partners          103
(Age 65)                                           (private equity) since February, 1999;
                                                   (formerly Partner, Development Capital
                                                   LLC from November, 1996 to February,
                                                   1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Thomas C. Theobald(3)     Anixter International (network
(Age 68)                  support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                           services) and Ambac Financial
                             Group(financial guarantee
                                    insurance).
Anne-Lee Verville            Chairman of the Board of
(Age 59)                     Directors, Enesco Group,
                            Inc.(designer, importer and
                            distributor of giftware and
                                  collectibles).
Richard L. Woolworth       NorthWest Natural (a natural
(Age 64)                      gas service provider).
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Lee Enterprises (print media);
(Age 65)                   WR Hambrecht & Co. (financial
                          service provider); First Health
                               (healthcare); Readers
                           Digest(publisher); OPENFIELD
                            Solutions (retail industry
                               technology provider).

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht & Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF THE FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

CONSOLIDATION OF LEGAL ENTITIES

The Trustees have also approved, subject to shareholder approval of the election of all current Trustees, the reorganization of the Fund (the "Reorganization") as a series (the "New Fund") of a Massachusetts business trust, Columbia Funds Series Trust I (the "Acquiring Trust"). The Trustees believe that the consolidation of the Fund, along with other Columbia Funds, into a single legal entity will enhance the efficiency of compliance monitoring and administration. This consolidation is currently expected to be effected in the first quarter of 2006. The New Fund will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.G.). All of the Trustees of the Acquiring Trust are expected to serve as Trustees of the New Fund, even if one or more of such Trustees are not elected pursuant to Proposal 1.

The Reorganization would be effected pursuant to a plan of reorganization (a "Plan") that provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund.

As described in more detail below in "Information About the Acquiring Trust", the Acquiring Trust, like each Trust, is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Agreement and Declaration of Trust"). The Acquiring Trust has separate series representing different portfolios. Each series of the Acquiring Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Fund will continue the business of the Fund.

The New Fund will have the same investment objectives, policies and restrictions as the Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, the New Fund will be managed by the same investment team as the Fund using the same investment process, and will have the same management fees and expense structure as the Fund immediately prior to the Reorganization.

Because the Reorganization would satisfy the provisions of Rule 17a-8 of the Investment Company Act of 1940, as amended (the "1940 Act") that permit reorganizations without a shareholder vote and the Agreement and Declaration of Trust of the Fund does not require a shareholder vote for the

Reorganization, no shareholder vote is required to complete the Reorganization.

BACKGROUND AND REASONS FOR THE REORGANIZATION

At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Trustee") unanimously approved the Reorganization of the Fund. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that the Reorganization would be in the best interests of the Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

The Board also took into account the fact that the expected costs of the proposed Reorganization, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Fund, accounting fees, and legal fees, would be borne by Columbia Management and not the Trust or the Fund.

The primary purpose of the Reorganization is to facilitate compliance monitoring and efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

The Plan provides that the New Fund will acquire all of the assets of the Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Valuation Date, currently expected to be a date in the first quarter of 2006. The following discussion of the Plan is qualified in its entirety by the full text of the Plan for the Fund, the form of which is attached as Exhibit 1 to this Proxy Statement.

The Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, the Reorganization is expected to be a tax-free reorganization. For more information about the tax consequences of the proposed Reorganization, see "Federal Income Tax Consequences of the Reorganization" below.

Upon consummation of the transactions proposed to occur on the Exchange Date (defined in the Plan to be the date next following shareholder approval or which the Fund's prospectus is scheduled to be reprinted or such other date as may be agreed upon by the New Fund and the Fund), the Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Fund, prior to the Exchange Date, by mutual consent of the Trustees of the Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the New Fund and the Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

OTHER MATTERS

The investment objectives, policies and restrictions of the Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by the New Fund and will not change as a result of the Reorganization. In addition, Columbia Management will serve as the investment advisor of the New Fund. Furthermore, the management fees and expense structures of the New Fund will be the same as for the Fund.

Immediately prior to the Reorganization, the New Fund will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of the New Fund.

INFORMATION ABOUT THE ACQUIRING TRUST.

On May 11, 2005, the Trustees of the Acquiring Trust approved the amendment and restatement of the Acquiring Trust's Agreement and Declaration of Trust (as amended and restated, the "Declaration of Trust")and By-Laws (as amended and restated, the "By-Laws"), which became effective on August 10, 2005. The Acquiring Trust was named Columbia Funds Trust IX until September 19, 2005, on which date it was renamed Columbia Funds Series Trust I.

The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust and the organizational documents for the Fund. For additional information, shareholders of the Fund should refer directly to such documents, copies of which may be obtained, free of charge, by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
SHAREHOLDER LIABILITY:                 A shareholder or former shareholder    A shareholder or former shareholder
                                       held to be personally liable solely    held to be personally liable solely
                                       by reason of his or her being or       by reason of his or her being or
                                       having been a shareholder and not      having been a shareholder is entitled
                                       because of his or her acts or          to be held harmless from and
                                       omissions is entitled out of the       indemnified against all loss and
                                       assets of the series (or attributable  expense arising from such liability.
                                       to the class) of which he or she is a
                                       shareholder or former shareholder to
                                       be held harmless from and indemnified
                                       against all loss and expense arising
                                       from such liability.
                                       Every note, bond, contract,            Every note, bond, contract,
                                       instrument, certificate or             instrument, certificate or
                                       undertaking made or issued by any      undertaking made or issued by any
                                       Trustees or Trustee or by any          Trustees or Trustee or by any
                                       officers or officer must recite that   officers or officer must recite that
                                       the same was executed or made by or    the same was executed or made by or
                                       on behalf of the Trust and that        on behalf of the Trust and that
                                       obligations of such instrument are     obligations of such instrument are
                                       not binding on any of them or          not binding on any of them or
                                       shareholders individually.             shareholders individually.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
SHAREHOLDER VOTING RIGHTS:             Shareholders have the power to vote    Shareholders have the power to vote
                                       only (i) for the election or, to the   only (i) for the election or removal
                                       extent required by law, removal of     of Trustees; (ii) with respect to any
                                       Trustees; (ii) with respect to any     investment adviser; (iii) with
                                       termination, by the shareholders, of   respect to any termination, by the
                                       the Trust or series or class of the    shareholders, of the Trust or series
                                       Trust; (iii) with respect to           or class of the Trust; (iv) with
                                       derivative actions, to the extent      respect to any amendment, by the
                                       certain demand requirements are met;   Trustees that requires shareholder
                                       and (iv) with respect to any other     authorization; (v) with respect to
                                       matters required by law, the           derivative actions similar to a
                                       organizational documents or deemed     Massachusetts corporation; and (vi)
                                       desirable by the Board of Trustees.    with respect to any other matters
                                                                              required by law, the organizational
                                                                              documents, or deemed desirable by the
                                                                              Board of Trustees.
                                       No shareholder may bring a derivative
                                       claim without first requesting the
                                       Trustees to bring or maintain such
                                       action, proceeding or claim. Such
                                       demand shall be excused only when the
                                       plaintiff makes a specific showing
                                       that irreparable injury to the Trust
                                       or series would otherwise result.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------

                                       Each whole share (or fractional        On a record date, each outstanding
                                       share) outstanding on the record date  share or fractional share is entitled
                                       is entitled to a number of votes on    to one vote or a proportional
                                       any matter on which it is entitled to  fractional vote.
                                       vote equal to the net asset value of
                                       the share (or fractional share) in     Shareholders may vote together with
                                       U.S. dollars determined at the close   shareholders of the other series of
                                       of business on the record date (for    the Trust on matters affecting the
                                       example, a share having a net asset    Trust as a whole, such as the
                                       value of $10.50 would be entitled to   election of Trustees.
                                       10.5 votes).
                                       Shareholders shall vote together as a
                                       single class without regard to series
                                       or class of shares, except that (1)
                                       when required by the 1940 Act or when
                                       the Trustees shall have determined
                                       that the matter affects one or more
                                       series or classes of shares
                                       materially differently, shares shall
                                       be voted by individual series or
                                       class and (2) when the matter affects
                                       only the interests of one or more
                                       series or classes, only shareholders
                                       of such series or classes shall be
                                       entitled to vote thereon.
SHAREHOLDER MEETINGS:                  Shareholders have no specific right    Shareholders have no specific right
                                       to call meetings, except as may be     to call meetings, except as may be
                                       required by applicable law, including  required by applicable law, including
                                       the Investment Company Act of 1940.    the Investment Company Act of 1940.
SHAREHOLDER QUORUM:                    30% of the shares entitled to vote at  30% of the shares entitled to vote at
                                       the meeting.                           the meeting.
SHAREHOLDER CONSENT:                   Majority consent required for          Majority consent required for
                                       shareholder action taken without a     shareholder action taken without a
                                       meeting.                               meeting.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
NOTICE TO SHAREHOLDERS:                Notice of shareholder meetings is to   Written notice of shareholder
                                       be mailed, postage prepaid, or sent    meetings must be given not less than
                                       by facsimile or other electronic       seven days in advance.
                                       submission not less than seven days
                                       before the date of such meeting.       Notice is not expressly required to
                                                                              include the purpose for which the
                                                                              meeting is called.
                                       Notice is not expressly required to
                                       state the purpose for which the
                                       meeting is called.
TRUSTEE'S POWER TO AMEND DECLARATION   The Declaration of Trust may be        The Declaration of Trust may be
OF TRUST:                              amended at any time by an instrument   amended at any time by an instrument
                                       in writing signed by a majority of     in writing signed by a majority of
                                       the then Trustees, provided that, for  the then Trustees when authorized so non-ministerial amendments, notice is  to do by vote of a majority of the promptly mailed to shareholders as of  shares entitled to vote with respect
                                       the day such amendment is effective.   to such amendment, except that
                                                                              shareholder authorization is not
                                                                              required for amendments to change the
                                                                              name of the Trust, supply any
                                                                              omission, cure any ambiguity or cure,
                                                                              correct or supplement any defective
                                                                              or inconsistent provision.
TERMINATION OF TRUST:                  Shareholders have the right to         Shareholders have the right to
                                       terminate the Trust, or series or      terminate the Trust or series upon
                                       class, upon approval of at least       approval of at least two-thirds of
                                       66 2/3% of the outstanding shares of   the outstanding shares of the Trust
                                       the Trust or the affected series or    or the affected series.
                                       class.

                                       Trustees may terminate the Trust, or   Trustees may terminate the Trust or
                                       any series or class, without           series without shareholder approval
                                       shareholder approval by written        by written notice to the
                                       notice to shareholders.                shareholders.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
MERGER OR CONSOLIDATION TRUST:         The Declaration of Trust provides      Shareholders have no express right
                                       that a consolidation, merger or        under the Declaration of Trust to
                                       transfer may be authorized by vote of  vote on mergers or consolidations.
                                       a majority of the Trustees then in
                                       office without shareholder approval,
                                       unless otherwise required by law.
REMOVAL OF TRUSTEES:                   Trustee may be removed, with or        Trustee may be removed, with or
                                       without cause, by a majority of        without cause, by (i) a majority of
                                       Trustees then in office.               Trustees then in office or (ii) by a
                                                                              vote of two-thirds of the holders of
                                                                              outstanding shares, with, at a
                                                                              meeting called for the purpose.

TRUSTEE LIABILITY:                     No Trustee, officer, employee or       Trustees are not personally liable
                                       agent of the Trust shall be subject    for claims against the Trust or for
                                       to any liability whatsoever to any     any neglect or wrongdoing of any
                                       person in connection with Trust        officer, agent, employee, investment
                                       property or the affairs of the Trust,  adviser, or principal underwriter of
                                       and no Trustee shall be responsible    the Trust.
                                       or liable in any event for any
                                       neglect or wrong-doing of any
                                       officer, agent, employee, manager or
                                       principal underwriter of the Trust or
                                       for the act or omission of any other
                                       Trustee.
                                                                              Each Trustee is not responsible for
                                                                              the act or omission of any other
                                                                              Trustee and may be liable only by
                                                                              reason of willful misfeasance, bad
                                                                              faith, gross negligence or reckless
                                                                              disregard of the duties involved in
                                                                              the conduct of his office.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
                                       The appointment, designation or
                                       identification of a Trustee as the
                                       chairman of the Board, the lead or
                                       assistant lead independent Trustee, a
                                       member or chairman of a committee of
                                       the Board, an expert on any topic or
                                       in any area (including an audit
                                       committee financial expert) or as
                                       having any other special appointment,
                                       designation or identification shall
                                       not (a) impose on that person any
                                       duty, obligation or liability that is
                                       greater than the duties, obligations
                                       and liabilities imposed on that
                                       person as a Trustee in the absence of
                                       the appointment, designation or
                                       identification or (b) affect in any
                                       way such Trustee's rights or
                                       entitlement to indemnification, and
                                       no Trustee who has special skills or
                                       expertise, or is appointed,
                                       designated or identified as foresaid,
                                       shall (x) be held to a higher
                                       standard of care by virtue thereof or
                                       (y) be limited with respect to any
                                       indemnification to which such Trustee
                                       would otherwise be entitled.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
TRUSTEE INDEMNIFICATION:               The By-Laws state that the Trust will  The Declaration of Trust states that
                                       indemnify each of its Trustees and     the Trust will indemnify each of its
                                       officers who are not employees or      Trustees and officers against all
                                       officers of any investment adviser to  liabilities and expenses, including
                                       the Trust or any affiliated person     amounts paid in satisfaction of
                                       thereof and may indemnify each of its  judgments, in compromise, as fines
                                       officers who are employees or          and penalties, and as counsel fees,
                                       officers of any investment adviser to  reasonably incurred by such person
                                       the Trust or any affiliated person     while in office or thereafter, by
                                       thereof against all liabilities and    reason of the indemnified person's
                                       expenses, including amounts paid in    service as a Trustee or officer. The
                                       satisfaction of judgments, in          Trust will not indemnify its Trustees
                                       compromise, as fines and penalties,    and officers against any liability to
                                       and as counsel fees, reasonably        the Trust or to its shareholders to
                                       incurred by such person while in       which he or she would otherwise be
                                       office or thereafter, by reason of     subject by reason of willful
                                       the indemnified person's service as a  misfeasance, bad faith, gross
                                       Trustee or officer. The Trust will     negligence or reckless disregard of
                                       not indemnify its Trustees and         the duties involved in the conduct of
                                       officers against any liability to the  such person's office.
                                       Trust or to its shareholders to which
                                       he or she would otherwise be subject   Under the Declaration of Trust, in
                                       by reason of willful misfeasance, bad  the absence of a final decision on
                                       faith, gross negligence or reckless    the merits by an adjudicating body
                                       disregard of the duties involved in    that such person is liable by reason
                                       the conduct of his office.             of willful misfeasance, bad faith,
                                                                              gross negligence or reckless
                                       Under the By-Laws, in the absence of   disregard of the duties involved in
                                       a final decision on the merits by an   the conduct of their office,
                                       adjudicating body that such person     indemnification will be provided if
                                       has not acted in good faith in the     (a) approved as in the best interests
                                       reasonable belief that such person's   of the Trust, after notice that it
                                       action was in the best interests of    involves such indemnification, by at
                                       the Trust or is liable to the Trust    least a majority of the disinterested
                                       or its Shareholders by reason of       Trustees acting on the matter
                                       willful misfeasance, bad faith, gross  (provided that a majority of the disinterested Trustees then in office
                                                                              act on

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
                                       negligence or reckless disregard of    the matter) upon a determination,
                                       the duties involved in the conduct of  based upon a review of readily
                                       his or her office, indemnification     available facts, that such per son is
                                       will be provided if (a) approved,      not liable to the Trust or its
                                       after notice that it involves such     shareholders by reason of willful
                                       indemnification, by at least a         misfeasance, bad faith, gross
                                       majority of the disinterested          negligence or reckless disregard of
                                       Trustees acting on the matter          the duties involved in the conduct of
                                       (provided that a majority of the       his or her office or (b) there has
                                       disinterested Trustees then in office  been obtained an opinion in writing
                                       act on the matter) upon a              of independent legal counsel to the
                                       determination, based upon a review of  effect that such indemnification
                                       readily available facts, that such     would not protect such person against
                                       person has acted in good faith in the  any liability to the Trust to which
                                       reasonable belief that such person's   such person would otherwise be
                                       action was in the best interests of    subject by reason of willful
                                       the Trust and is not liable to the     misfeasance, bad faith, gross
                                       Trust or its shareholders by reason    negligence or reckless disregard of
                                       of willful misfeasance, bad faith,     the duties involved in the conduct of
                                       gross negligence or reckless           his or her office.
                                       disregard of the duties involved in
                                       the conduct of his or her office or
                                       (b) there has been obtained an
                                       opinion in writing of independent
                                       legal counsel, based upon a review of
                                       readily available facts to the effect
                                       that such person appears to have
                                       acted in good faith in the reasonable
                                       belief that such person's action was
                                       in the best interests of the Trust
                                       and that such indemnification would
                                       not protect such person against any
                                       liability to the Trust to which such
                                       person would otherwise be subject by
                                       reason of willful misfeasance, bad
                                       faith, gross negligence or reckless
                                       disregard of the duties involved in
                                       the conduct of his or her office.

                                                THE ACQUIRING TRUST                         THE FUND
                                       -------------------------------------  -------------------------------------
LEGAL EXPENSES:                        The By-Laws state that legal expenses  The Declaration of Trust states that
                                       shall be paid from time to time by     legal expenses shall be paid from
                                       the Trust in advance of the final      time to time by the Trust in advance
                                       disposition of any such proceeding if  of the final disposition of any such
                                       the Trust receives a written           proceeding if the Trust receives a
                                       undertaking by the indemnified person  written undertaking by the
                                       to reimburse the Trust in the event    indemnified person to reimburse the
                                       it is subsequently determined that     Trust in the event it is subsequently
                                       the indemnified person is not          determined that the indemnified
                                       entitled to such indemnification and   person is not entitled to such
                                       (a) the indemnified person provides    indemnification and (a) the
                                       security for his undertaking, or (b)   indemnified person provides security
                                       the Trust is insured against losses    for his undertaking, or (b) the Trust
                                       arising by reason of any lawful        is insured against losses arising by
                                       advances, or (c) a majority of the     reason of any lawful advances, or (c)
                                       disinterested, non-party Trustees or   a majority of the disinterested, non-
                                       an independent legal counsel, as       party Trustees or an independent
                                       expressed in a written opinion,        legal counsel, as expressed in a
                                       determines that there is reason to     written opinion, determines that
                                       believe that the indemnified person    there is reason to believe that the
                                       ultimately will be found entitled to   indemnified person ultimately will be
                                       indemnification.                       found entitled to indemnification.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization is intended to be tax-free. As a condition to the Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP ("Ropes & Gray"), counsel to the Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.

The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

The opinion will be based on certain factual certifications made by officers of the Trust and the Fund and will also be based on customary assumptions. The Fund has agreed to make and provide additional representations to Ropes & Gray with respect to the Fund that are reasonably requested by Ropes & Gray. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

TRUSTEES' COMPENSATION

The members of the Board of Trustees also serve as trustees for certain other portfolios in the Fund Complex. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund's Board or an individual Trustee in writing, c/o the Secretary of the Fund, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Trustee any letter that does not relate to the business of the Fund.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund, and (ii) in all funds overseen by the Trustee in the Fund Complex. Except as shown in Appendix C, the Trustees did not, as of December 31, 2004 beneficially own shares of the Fund.

TRUSTEES' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the Fund's shareholders. For the fiscal year ended August 31, 2005, the Fund held 7 meetings (5 regular joint Board meetings and 2 special joint Board meetings). The Fund is not required under its Agreement and Declaration of Trust to hold annual meetings, but has voluntarily undertaken to hold meetings to elect Trustees at least every five years.

The Board has created several committees to perform specific functions on behalf of the Fund. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

The Fund has an Audit Committee (the "Audit Committee") comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control systems and the work of the Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

The Fund's Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for the Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Fund. The Fund has no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix D.

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of the Fund who wish to nominate a candidate to the Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance

Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Fund. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Fund's investment adviser, principal underwriter and transfer agent.

                                                         NUMBER OF
                                                         MEETINGS
                                                        FOR FISCAL
                                                        YEAR ENDED
                                                      AUGUST 31, 2005
                                                      ---------------
Audit Committee                                              7
Governance Committee                                         6
Advisory Fees & Expenses Committee                           9
Compliance Committee                                         4

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds (the "Funds") and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment

Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of the Fund's independent registered public accountant to provide audit and non-audit services to the Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Fund ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Fund. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Fund's independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Fund; (ii) audit-related services to the Fund; (iii) tax services to the Fund; (iv) other services to the Fund; and (v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to the New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The table in Appendix E1 sets forth the aggregate fees billed by the independent registered public accountant for the Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of the Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years;
(ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission (the "SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

Effective March 1, 2004, the Fund engaged new independent registered public accountants. Unless otherwise noted, fees disclosed represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the Fund.

All of the audit fees, audit-related fees, tax fees and other fees billed by the independent registered public accountant for services provided to the Fund during its most recent fiscal year were pre-approved by the Audit Committee.

The amounts billed by the independent registered public accountant for the fiscal years ended August 31, 2005 and August 31, 2004 for audit-related services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of the Fund was $93,500 and $95,000, respectively.

The table in Appendix E2 sets forth the aggregate fees billed by the independent registered public accountant for non-audit services for the Fund, Columbia and Columbia Affiliates for the last two fiscal years.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of the independent registered public accountant.

REQUIRED VOTE. The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

II. PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the Fund approve the elimination of and revisions to certain fundamental investment restrictions of the Fund. Generally, the purpose of these proposed changes is to increase the Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all applicable Columbia Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Fund to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Fund are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Fund in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Trustees believe that Columbia Management will be better able to manage the Fund in a changing regulatory or investment environment. In addition, the process of monitoring the Fund's compliance with investment restrictions will be simplified.

The discussion below in Proposals 2.A. through 2.G. highlights the differences between the Fund's current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction.

2.A. AMENDING THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING
     MONEY

The Fund has a fundamental restriction stating that:

     The Fund may "[b]orrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

The Fund also has a fundamental restriction stating that:

     The Fund may "[n]ot issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act."

The 1940 Act requires the Fund to state the extent to which it may borrow money. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).

The Trustees recommend that the Fund amend its policy so that it will allow the Fund to borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform the Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform applicable Columbia Funds' fundamental investment restrictions with respect to borrowing money.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not. . . [b]orrow money . . . except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B. AMENDING THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ISSUING
     SENIOR SECURITIES

The Fund has a fundamental restriction stating that:

     The Fund may "[n]ot issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act."

The 1940 Act requires the Fund to state the policy with regard to the issuance of senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).

The Trustees recommend that the Fund amend its policy so as to permit the Fund to issue senior securities to the full extent permitted under applicable law.

The proposed changes would automatically conform the Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expenses of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform applicable Columbia Funds' fundamental investment restrictions with respect to issuing senior securities.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not ... [i]ssue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.C. AMENDING THE FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING
     LOANS

The Fund has a fundamental restriction stating that:

     The Fund may "[m]ake loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements."

The 1940 Act requires the Fund to state the extent to which it intends to make loans to other persons. The Trustees recommend that the Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all applicable Columbia Funds. The amendment would permit the Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, the Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that an open-end investment company may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which the Fund is managed, this increased flexibility could assist the Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform the Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform applicable Columbia Funds' fundamental investment restrictions with respect to making loans.

When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.D. AMENDING THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS
     IN REAL ESTATE

The Fund has a fundamental restriction stating that:

     The Fund may "[o]nly own real estate acquired as the result of owning securities and not more than 5% of total assets."

The 1940 Act requires the Fund to state a fundamental policy regarding the purchase and sale of real estate. Currently, the Fund's investment policy restricts its ability to own real estate to not more than 5% of total assets even when the Fund acquires ownership of the real estate as a result of its permissible investments. The Trustees recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities to the full extent permitted by under applicable law, and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell real estate, except the fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform applicable Columbia Funds' fundamental investment restrictions with respect to real estate.

2.E. AMENDING THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
     UNDERWRITING OF SECURITIES

The Fund has a fundamental restriction stating that:

     The Fund may "[u]nderwrite securities issued by others only when disposing of portfolio securities."

The 1940 Act requires the Fund to state the extent to which it intends to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, the Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as open-end investment companies, do not make the institutional investor an underwriter in these circumstances.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [u]nderwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933 except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Trustees recommend that this policy be amended as proposed in order to conform the Fund's policy to the statutory and related requirements discussed above and to the policies of applicable Columbia Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform applicable Columbia Funds' fundamental investment restrictions with respect to underwriting of securities.

2.F. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     CONCENTRATING INVESTMENTS IN AN INDUSTRY

The Fund has a fundamental restriction stating that:

     The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or, with respect to 50% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if, as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer."

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

The Trustees recommend that this policy be amended as shown above to conform the Fund's policy to the statutory and related requirements discussed above and to the policies of other applicable Columbia Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform applicable Columbia Funds' fundamental investment restrictions with respect to concentrating investments in an industry.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING
     AND SELLING FUTURES CONTACTS AND RELATED OPTIONS

The Fund has a fundamental investment restriction stating that:

     The Fund "[m]ay purchase and sell futures contracts and related options so long as the total initial margin and premiums do not exceed 5% of its total assets."

The Trustees recommend that the Fund's fundamental investment restriction with respect to buying and selling futures contacts and related options be eliminated.

If this Proposal is approved, the Fund would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Fund's investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Fund is managed as a result of the elimination of this restriction, this increased investment flexibility could, in the future, assist the Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming the Fund's fundamental investment restrictions with other Columbia Funds which currently do not have a fundamental investment restriction with respect to investments in futures contracts and related options.

A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

A fund's successful use of options strategies depends on the ability of its advisor to forecast correctly interest rate and market movements. When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

REQUIRED VOTE. Shareholders of the Fund are entitled to vote on each Proposal 2.A. through 2.G. Approval of each of Proposals 2.A. through 2.G. requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to the Fund, the adoption of any of these Proposals 2.A. through 2.G. is not contingent on election of any Trustees pursuant to Proposal 1.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 2.A. THROUGH 2.G.

III. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Fund's investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Management Distributors, Inc. ("CMD," formerly named Columbia Funds Distributor, Inc.), located at One Financial Center, Boston, MA 02111, is the Fund's distributor. Columbia Management is a wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. CMD is an indirectly owned subsidiary of CMG. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").(1) The MDL is ongoing.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions(2) making claims, including claims under the Investment Company and the Investment

------------------------------

1 The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29, 2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.

Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and transferred to the MDL.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The table in Appendix F lists for the Fund the total number of shares outstanding as of the close of business on September 8, 2005, for each class of the Fund's shares entitled to vote at the Meeting.

The table in Appendix G lists each holder of more than five percent of any class of shares of the Fund as of the close of business on September 8, 2005.

The Trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of September 8, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Fund's Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). thirty percent of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund.

Approval of Proposal 1 is by a plurality of votes cast at the Meeting. Approval of each of Proposals 2.A. through 2.G. requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Only shareholders of record on September 8, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

The Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Fund, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

THE FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A -- OFFICER INFORMATION

The names and ages of the executive officers of the Fund, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621.

OFFICERS

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUND             OFFICE
------------------------  -------------------------   ------------------
Christopher L. Wilson     Head of Mutual Funds             2004
(Age 48)                  since August 2004;
                          President of the Columbia
                          Funds since October 2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Christopher L. Wilson     Head of Mutual Funds since August, 2004 and Senior Vice
(Age 48)                  President of the Advisor since January, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since
                          October, 2004; President and Chief Executive Officer of the
                          Nations Funds since January, 2005; President of the Galaxy
                          Funds since April, 2005; Director of Bank of America Global
                          Liquidity Funds, plc since May, 2005; Director of Bank of
                          America Capital Management (Ireland), Limited since May,
                          2005; Senior Vice President of BACAP Distributors LLC since
                          January, 2005; Director of FIM Funding, Inc. since January,
                          2005; Senior Vice President of Columbia Management
                          Distributors, Inc. since January, 2005; Director of Columbia
                          Funds Services, Inc. since January, 2005 (formerly President and Chief Executive Officer, CDC IXIS Asset Management
                          Services, Inc. from September, 1998 to August, 2004).

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUND             OFFICE
------------------------  -------------------------   ------------------
J. Kevin Connaughton      Treasurer                        2000
(Age 41)
Mary Joan Hoene           Senior Vice President and        2004
(Age 56)                  Chief Compliance Officer
40 West 57th Street       since 2004
New York, NY 10019
Michael G. Clarke         Chief Accounting Officer         2004
(Age 35)                  since October 2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
J. Kevin Connaughton      Treasurer of the Columbia Funds since October, 2003 and of
(Age 41)                  the Liberty Funds, Stein Roe Funds and All-Star Funds since
                          December, 2000; Vice President of the Advisor since April,
                          2003 (formerly President of the Columbia Funds, Liberty
                          Funds and Stein Roe Funds from February, 2004 to October,
                          2004; Chief Accounting Officer and Controller of the Liberty
                          Funds and All-Star Funds from February, 1998 to October,
                          2000); Treasurer of the Galaxy Funds since September, 2002
                          (formerly Treasurer from December, 2002 to December, 2004
                          and President from February, 2004 to December, 2004 of the
                          Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                          President of Colonial Management Associates, Inc. from
                          February, 1998 to October, 2000).
Mary Joan Hoene           Senior Vice President and Chief Compliance Officer of the
(Age 56)                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
40 West 57th Street       Funds since August, 2004; Chief Compliance Officer of the
New York, NY 10019        Columbia Management Multi-Strategy Hedge Fund, LLC since
                          August, 2004; Chief Compliance Officer of the BACAP
                          Alternative Multi-Strategy Hedge Fund LLC since October,
                          2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
                          January, 2001 to August, 2004; Counsel, Carter, Ledyard &
                          Milburn LLP from November, 1999 to December, 2000; Vice
                          President and Counsel, Equitable Life Assurance Society of
                          the United States from April, 1998 to November, 1999).
Michael G. Clarke         Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)                  Funds, Stein Roe Funds and All-Star Funds since October,
                          2004 (formerly Controller of the Columbia Funds, Liberty
                          Funds, Stein Roe Funds and the All-Star Funds from May, 2004 to October, 2004); Assistant treasurer from June, 2002 to
                          May, 2004; Vice President, Product Strategy & Development of
                          the Liberty Funds Group from February, 2001 to June, 2002;
                          Assistant Treasurer of the Liberty Funds Group from
                          February, 2001 to June, 2002; Assistant Treasurer of the
                          Liberty Funds, Stein Roe Funds and the All-Star Funds from
                          August, 1999 to February, 2001; Audit Manager, Deloitte &
                          Touche LLP from May, 1997 to August, 1999.

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUND             OFFICE
------------------------  -------------------------   ------------------
Jeffrey R. Coleman        Controller since October         2004
(Age 35)                  2004
R. Scott Henderson        Secretary since December         2004
(Age 45)                  2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Jeffrey R. Coleman        Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                  Funds and the All-Star Funds since October, 2004 (formerly
                          Vice President of CDC IXIS Asset Management Services, Inc.
                          and Deputy Treasurer of the CDC Nvest Funds and Loomis
                          Sayles Funds from February, 2003 to September, 2004;
                          Assistant Vice President of CDC IXIS Asset Management
                          Services, Inc. and Assistant Treasurer of the CDC Nvest
                          Funds from August, 2000 to February, 2003; Tax Manager of
                          PFPC, Inc. from November, 1996 to August, 2000).
R. Scott Henderson        Secretary of the Columbia Funds, Liberty Funds and the Stein
(Age 45)                  Roe Funds since December, 2004 (formerly Of Counsel Bingham
                          McCutchen from April 2001 to September 2004; Executive
                          Director and General Counsel, Massachusetts Pension Reserves
                          Investment Management Board from September, 1997 to March,
                          2001).

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES     OF FUND EXPENSES(1)           DECEMBER 31, 2004
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson(2)              N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald(2)              N/A                       $172,500
Anne-Lee Verville(2)               N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED TRUSTEE
-----------------------
William E. Mayer                   N/A                       $166,700

(1) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For the last fiscal year, the Trustees received from the Fund the following compensation for serving as Trustees:

                                        AGGREGATE COMPENSATION FROM THE
                                        FUND FOR THE FISCAL YEAR ENDED
TRUSTEE                                             8/31/05
-------                                 -------------------------------
Douglas A. Hacker                                   $522.00
Janet Langford Kelly                                 598.00
Richard W. Lowry                                     494.00
William E. Mayer                                     575.00
Charles R. Nelson                                    553.00
John J. Neuhauser                                    515.00
Patrick J. Simpson(a)                                522.00
Thomas E. Stitzel                                    554.00
Thomas C. Theobald(b)                                925.00
Anne-Lee Verville(c)                                 584.00
Richard L. Woolworth                                 477.00

 (a) During the fiscal year ended August 31, 2005, Mr. Simpson deferred $522.00 of his compensation from the Fund.

 (b) During the fiscal year ended August 31, 2005, Mr. Theobald deferred $634.00 of his compensation from the Fund.

 (c) During the fiscal year ended August 31, 2005, Ms. Verville deferred $59.00 of her compensation from the Fund.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

                                                    AGGREGATE DOLLAR RANGE OF
                                                   EQUITY SECURITIES OWNED IN
                             DOLLAR RANGE OF          ALL FUNDS OVERSEEN BY
                         EQUITY SECURITIES OWNED        TRUSTEE/DIRECTOR
NAME                           IN THE FUND             IN THE FUND COMPLEX
-----------------------  -----------------------   ---------------------------
Douglas A. Hacker                $0                    Over $100,000
Janet Langford Kelly             $0                    Over $100,000
Richard W. Lowry          $50,001-$100,000             Over $100,000
William E. Mayer                 $0                  $50,001-$100,000
Charles R. Nelson                $0                    Over $100,000
John J. Neuhauser                $0                    Over $100,000
Patrick J. Simpson               $0                    Over $100,000
Thomas E. Stitzel                $0                    Over $100,000
Thomas C. Theobald               $0                    Over $100,000
Anne-Lee Verville                $0                    Over $100,000
Richard W. Woolworth             $0                    Over $100,000

APPENDIX D

                          GOVERNANCE COMMITTEE CHARTER

The Governance Committee (the "Committee") of the Funds shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.

The functions of the Committee are:

To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

To review committee assignments on an annual basis;

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

To plan and administer the Board's annual self-evaluation process;

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.

The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

APPENDIX E1

                                    AUDIT    AUDIT-RELATED    TAX     ALL OTHER
FYE                                 FEES         FEES         FEES      FEES       TOTAL
-----------------------------------------------------------------------------------------
8/31/05                            $21,758      $3,774       $2,500      $0       $28,032
8/31/04                            $19,780      $3,500       $2,512      $0       $25,792

APPENDIX E2

                                                               NON-AUDIT
FYE                                                            SERVICES
------------------------------------------------------------------------
8/31/05                                                        $ 99,774
8/31/04                                                        $101,012

APPENDIX F -- SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of September 8, 2005 was as follows:

                                                         NUMBER OF SHARES OUTSTANDING
CLASS                                                        AND ENTITLED TO VOTE
-------------------------------------------------------------------------------------
A                                                               2,181,292.1210
B                                                                 526,033.9660
Z                                                                 348,393.0610

APPENDIX G -- OWNERSHIP OF SHARES

CLASS               REGISTRATION               SHARE BALANCE   PERCENT    CLASS TOTAL
---------------------------------------------------------------------------------------
A       Merrill Lynch Pierce Fenner & Smith    234,721.5240     10.76%   2,181,292.1210
        4800 Deer Lake Dr E Fl 2
        Jacksonville, FL 32246-6484



B       Merrill Lynch Pierce Fenner & Smith     28,896.2540      5.49%     526,033.9660
        4800 Deer Lake Dr E Fl 2
        Jacksonville, FL 32246-6484



Z       Bank of America NA                      51,736.7810     14.85%     348,393.0610
        411 N Akard St
        Dallas, TX 75201-3307



Z       NFS LLC FEBO                            20,992.4550      6.03%     348,393.0610
        Albert Safer
        1874 McCarter Hwy
        Newark, NJ 07104-4211

                                   EXHIBIT 1
                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of           , 2005, is by
and among (the "Acquired Trust"), a Massachusetts business trust, on behalf of (the "Acquired Fund"); (the "Acquiring Trust"), a Massachusetts business trust on behalf of (the "Acquiring Fund"); and Columbia Management Advisors, Inc. ("Columbia").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

          (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such \ Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on           , 2005, or on such other date as
the parties may agree. The Closing shall be held at p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Acquired Fund is a series of the Acquired Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

          (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

          (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

          (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

          (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

          (q) Reserved;

          (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

          (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

          (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) Reserved;

          (h) Reserved;

          (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

          (l) Reserved;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

     5.1 Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to elect the Board of Trustees of the Acquired Fund and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

          (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

          (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

          (d) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

          (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

          (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

          (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

          (a) The Acquired Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

          (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

          (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

     7.3 Reserved.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 Shareholders of the Acquired Fund shall have elected the nominees for Trustees of the Acquired Fund, set forth in the Proxy Statement.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

     8.4 Reserved.

     8.5 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

          (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

          (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

          (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

          (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

          (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

          (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefore;

          (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

          (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

     Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

     If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this

Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Acquiring Trust and the Acquired Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

               [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           [NAME OF ACQUIRED FUND]

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           [NAME OF ACQUIRING FUND]

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           ADVISORS, INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A

ACQUIRED FUND                              AUTHORIZED CAPITAL
-------------------------------------------------------------------


------------------------------       ------------------------------


------------------------------       ------------------------------

* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT                                                FORM OF PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on November 16, 2005 at 2:00 p.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                          VOTE VIA THE TELEPHONE: 1-866-837-1888

                        NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        ______________________________________________________
                        Shareholder sign here

                        ______________________________________________________
                        Co-owner sign here

                        ______________________________________________________
                        Date                                          ORE_15350

Columbia Newport Greater China Fund

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

[ ] To vote FOR on ALL Proposals mark this box. No other vote is necessary.

1.    TO ELECT TRUSTEES:

     01. Janet Langford Kelly   02. Anne-Lee Verville      03. Douglas A. Hacker
     04. Richard W. Lowry       05. William E. Mayer       06. Charles R. Nelson
     07. John J. Neuhauser      08. Patrick J. Simpson     09. Thomas E. Stitzel
     10. Thomas C. Theobald     11. Richard L. Woolworth

           FOR ALL       WITHHOLD        FOR ALL
                         AUTHORITY        EXCEPT
                          FOR ALL
             [ ]            [ ]            [ ]

      To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

2.A. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY.

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]

2.B. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR SECURITIES.

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]

2.C. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]

 2.D. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]

2.E. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]

2.F. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]

2.G. TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING FUTURES CONTRACTS AND RELATED OPTIONS

                   FOR  AGAINST  ABSTAIN
                   [ ]   [ ]      [ ]


                                   ORE_15350